UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2021

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 1.01         Entry into a Material Definitive Agreement.

Second Amended and Restated Senior Secured Credit Agreement

On October 26, 2021, Tucows Inc. (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc. and Tucows (Emerald) (each, a “Borrower” and together, the “Borrowers,” collectively with the Company, “Tucows”) and certain other subsidiaries of the Company, as guarantors, entered into a Second Amended and Restated Senior Secured Credit Agreement (the “Amended Credit Agreement”) with Royal Bank of Canada, as administrative agent (“RBC” or the “Administrative Agent”), and the lenders party thereto (collectively, the “Lenders”) to, among other things, increase the existing revolving facility (such existing revolving facility, together with other existing facilities, the “Existing Facilities”) from $180 million to $240 million (the “New Facility”, and together with the Existing Facilities, as amended by the Amended Credit Agreement, the “Credit Facility”). Under the Amended Credit Agreement, the Company has access to an aggregate of $240 million in committed funds.

Borrowings under the New Facility will accrue interest and standby fees based on the Company’s Total Funded Debt to EBITDA and the availment type in the same manner as the Existing Facilities, as follows:

If Total Funded Debt to EBITDA is less than 2.00x, then:
-	Canadian dollar borrowings based on Bankers’ Acceptance (“CDN$ Bankers’ Acceptance Borrowings”) or U.S. dollar borrowings based on LIBOR (“US$ LIBOR Borrowings”) will be at 1.75% margin;
-
Canadian dollar borrowings based on Prime Rate (“CDN$ Prime Rate Borrowings”), U.S. dollar borrowings based on Prime Rate (“US$ Prime Rate Borrowings”) or U.S. dollar borrowings based on Base Rate (“US$ Base Rate Borrowings”) will be at 0.50% margin; and

-	Standby fees will be at 0.35%.

If Total Funded Debt to EBITDA is greater than or equal to 2.00x and less than 2.50x, then:
-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.25% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.00% margin; and
-	Standby fees will be at 0.45%.

If Total Funded Debt to EBITDA is greater than or equal to 2.50x and less than 3.00x, then:
-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.50% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.25% margin; and
-	Standby fees will be at 0.50%.

If Total Funded Debt to EBITDA is greater than or equal to 3.00x, and less than 3.50x, then:
-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.75% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.50% margin; and
-	Standby fees will be at 0.55%.

If Total Funded Debt to EBITDA is greater than or equal to 3.50x, and less than 4.00x, then:
-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 3.00% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.75% margin; and
-	Standby fees will be at 0.60%.

If Total Funded Debt to EBITDA is greater than or equal to 4.00x, then:
-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 3.25% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 2.00% margin; and
-	Standby fees will be at 0.65%.

The New Facility accrues interest and standby fees at variable rates based on the Total Funded Debt to EBITDA ratios described above. Under the payment terms for the New Facility, the borrowed amount will continue to amortize quarterly over the term of the agreement.

The Amended Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default. The Amended Credit Agreement requires that the Company comply with certain customary non-financial covenants and restrictions.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.          Financial Statements and Exhibits.

ExhibitNo.	ExhibitTitle
10.1*
Second Amended and Restated Senior Secured Credit Agreement, dated as of October 26, 2021, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc. and certain other subsidiaries thereof, as Guarantors, Royal Bank of Canada, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, HSBC Bank Canada and Toronto Dominion-Bank as Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2021	TUCOWS INC.

	By:	/s/ Davinder Singh
	Name:	Davinder Singh
	Title:	CFO

EXHIBIT INDEX

ExhibitNo.	ExhibitTitle
10.1*
Second Amended and Restated Senior Credit Agreement, dated as of October 26, 2021, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc., as Guarantor, Royal Bank of Canada, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, HSBC Bank Canada and Toronto Dominion-Bank as Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.